UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 27, 2018

First Capital Real Estate Trust Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Maryland

 (State or Other Jurisdiction of Incorporation)

333-178651	45-3770595
(Commission File Number)	(IRS Employer Identification No.)

410 Park Avenue 14th Floor New York, NY 10022
(Address, including zip code, of Principal Executive Offices)
(917) 475-9646
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 27, 2018, First Capital Real Estate Trust Incorporated (the “Company”), through First Capital Real Estate Operating Partnership, L.P. (the “OP”), its operating partnership, entered into a Contribution Agreement (the “Contribution Agreement”) with Talon OP, L.P., a Minnesota limited partnership (“Contributor”) for the acquisition of Contributor’s right, title and interest in Talon First Trust, LLC, a Delaware limited liability company (“Talon First”), a wholly-owned subsidiary of Contributor. Other than as set forth in this Current Report on Form 8-K, there are no material relationships between the Company and the OP on the one hand and Contributor, on the other hand.

Pursuant to the Contribution Agreement, Contributor agreed to transfer all of its membership interests in Talon First to the OP. In consideration for such transfer the OP will issue to Contributor $40.0 million in units of its limited partnership interests (“OP Units”), or 2,495,321 OP Units based on a valuation of $16.03 per OP Unit. At the closing, the OP will also assume the existing indebtedness on the Property (the “Existing Loan”) made by Gamma Lending Omega, LLC in an amount not to exceed $58.0 million. As of June 27, 2018, the Existing Loan had an outstanding principal amount of approximately $51,600,000 and bore interest at a default rate of 18.567% per annum. The Existing Loan matured on January 26, 2018 and is currently in default. In connection with the Contribution Agreement, the Company, OP and their affiliates agreed to hold harmless Contributor and its affiliates from any and all obligations and liability with respect to the Existing Loan pursuant to an Indemnity and Hold Harmless Agreement (the “Indemnity Agreement”).

The foregoing description of the Contribution Agreement is a summary only and is qualified in its entirety by reference to the complete text of the Contribution Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

The foregoing description of the Indemnity Agreement is a summary only and is qualified in its entirety by reference to the complete text of the Indemnity Agreement, which is attached as Exhibit 10.2 to this Current Report on Form 8-K.

The description of the Property (as defined below) set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 in its entirety.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On June 27, 2018, pursuant to an Assignment of LLC Member Interest executed by Contributor (the “Assignment”), the Company, through the OP, acquired the membership interests in Talon First. Talon First owns the fee simple interests in the property located at 180 East 5th Street, St. Paul, Minnesota (the “Property”), an office building located in St. Paul’s central business district. The Property contains 672,000 rentable square feet and is 79% leased to 25 tenants. The Property’s largest tenants are Ditech Financial LLC, Group Health Plan, Inc. (Health Partners) and GSA Army Corp. of Engineers, each representing approximately 42.6%, 29.25%, and 19.98% of annualized cash base rent, respectively (based on 2017 gross rental income).

The following table provides information relating to lease commencement and termination dates, rentable square feet, annualized cash base rent, rental escalations and renewal options for the three largest tenants, which represent greater than 10% of total annualized cash base rent. Each of the below leases represents greater than 10% of total rentable square feet. No other tenants represent greater than 10% of total rentable square feet.

Tenant	Lease Commencement Date	Lease Termination Date	Rentable Square Feet	Annualized Cash Base Rent (in thousands)	Rental Escalations	Renewal Options
Ditech Financial LLC	1/1/2018	12/31/2027	141,109	$2,855	$0.25 per square foot through 2021; $0.50 per square foot through 2027	Two 5-year renewal options
Group Health Plan, Inc. (Health Partners)	8/1/2008	4/30/2023	102,894	$1,960	$0.50 per square foot annually(1)	Two 5-year renewal options
GSA Army Corp. of Engineers	1/1/2018	5/31/2020	94,330	$1,339	None	None

(1) The lease provides for a $5 per square foot tenant improvement allowance through April 2021. Any unused portion thereafter may be credited against rent.

The Property went into foreclosure on June 29, 2018. Under Minnesota law, the property owner continues to hold title to the property and has six months to redeem the asset. The Company plans to refinance the asset; however, there can be no assurance that the Company will be able to do so on terms it deems favorable or at all.

Upon the closing of the acquisition, the Company renamed Talon First to FC First Trust, LLC.

The foregoing description of the Assignment is a summary only and is qualified in its entirety by reference to the complete text of the Assignment, which is attached as Exhibit 10.3 to this Current Report on Form 8-K.

The description of the Contribution Agreement set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01 in its entirety.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

10.1	Contribution Agreement, dated as of June 27, 2018, by and between First Capital Real Estate Operating Partnership, L.P. and Talon OP, L.P.

10.2	Indemnity and Hold Harmless Agreement, dated as of June 27, 2018, by and among First Capital Real Estate Operating Partnership L.P., FC First Trust LLC, f/k/a Talon First Trust, LLC, First Capital Real Estate Trust Incorporated, Talon OP, L.P., Talon Real Estate Holding Corp., and Matthew and Brenda Kaminski

10.3	Assignment of LLC Member Interest, dated as of June 27, 2018, by Talon OP, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CAPITAL REAL ESTATE TRUST INCORPORATED

Date: July 3, 2018	By:	/s/ Suneet Singal
		Name:	Suneet Singal
		Title:	Chief Executive Officer, Chairman of the Board of Directors, Treasurer and Secretary

EXHIBIT INDEX

Exhibit	Description

10.1	Contribution Agreement, dated as of June 27, 2018, by and between First Capital Real Estate Operating Partnership, L.P. and Talon OP, L.P.

10.2	Indemnity and Hold Harmless Agreement, dated as of June 27, 2018, by and among First Capital Real Estate Operating Partnership L.P., FC First Trust LLC, f/k/a Talon First Trust, LLC, First Capital Real Estate Trust Incorporated, Talon OP, L.P., Talon Real Estate Holding Corp., and Matthew and Brenda Kaminski

10.3	Assignment of LLC Member Interest, dated as of June 27, 2018, by Talon OP, L.P.

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